SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 25, 2002

                                      BOA

                                  (Depositor)

    (Issuer in respect of MORTGAGE PASS-THROUGH CERTIFICATES, Series 2000-4)

                (Exact name of registrant as specified in charter)

North Carolina                33-63714                      13-4078651
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



100 N. Tryon St., Charlotte, NC                             28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (704) 388-5770

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      BOA
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 Series 2000-4

On March 25, 2002, The Bank of New York, as Trustee for BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 2000-4, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of July 1, 2000, among BOA as Depositor, BANK OF AMERICA MORTGAGE SECURITIES, INC., Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 2000-4 relating to the distribution date of March 25, 2002 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of July 1, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 25, 2002


                                      BOA


                          By: /s/ Brian Morro
                              ------------------------------
                          Name:   Brian Morro
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated March 25, 2002



                             Payment Date: 03/25/02


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2000-4
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1                  0.00    8.000000%             0.00          0.00            0.00       0.00       0.00
                        A2          5,949,421.26    8.000000%     4,857,409.91          0.00    4,857,409.91       0.00     744.31
                        A3         25,100,000.00    8.000000%             0.00    164,193.15      164,193.15       0.00   3,140.18
                        A4         22,500,000.00    8.000000%             0.00    147,185.09      147,185.09       0.00   2,814.91
                        APO           523,198.06    0.000000%        25,015.93          0.00       25,015.93       0.00       0.00
Residual                AR                  0.00    8.000000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          4,785,785.20    8.000000%         3,998.74     31,306.50       35,305.24       0.00     598.73
                        B2          1,669,253.46    8.000000%         1,394.74     10,919.52       12,314.26       0.00     208.84
                        B3          1,002,341.32    8.000000%           837.50      6,556.88        7,394.38       0.00     125.40
                        B4            556,417.82    8.000000%           464.91      3,639.84        4,104.75       0.00      69.61
                        B5            445,923.50    8.000000%           372.59      2,917.04        3,289.62       0.00      55.79
                        B6            445,587.14    8.000000%           372.31      2,914.83        3,287.14       0.00      55.75
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -         62,977,927.76     -            4,889,866.62    369,632.85    5,259,499.48     -        7,813.52
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1                  0.00              0.00
                                A2          1,130,929.84            744.31
                                A3         25,100,000.00          3,140.18
                                A4         22,500,000.00          2,814.91
                                APO           498,182.14              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          4,781,786.46            598.73
                                B2          1,667,858.73            208.84
                                B3          1,001,503.82            125.40
                                B4            555,952.91             69.61
                                B5            445,550.91             55.79
                                B6            445,214.83             55.75
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -         58,126,979.63          7,813.52
--------------------------------------------------------------------------------

                             Payment Date: 03/25/02


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2000-4
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1              0.00     8.000000% 060506NH1     0.000000      0.000000      0.000000
                           A2      5,949,421.26     8.000000% 060506NJ7   404.784159      0.000000     94.244154
                           A3     25,100,000.00     8.000000% 060506NK4     0.000000      6.541560  1,000.000000
                           A4     22,500,000.00     8.000000% 060506NL2     0.000000      6.541560  1,000.000000
                           APO       523,198.06     0.000000% 060506NM0    25.480495      0.000000    507.433827
Residual                   AR              0.00     8.000000% 060506NN8     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      4,785,785.20     8.000000% 060506NP3     0.824313      6.453618    985.732108
                           B2      1,669,253.46     8.000000% 060506NQ1     0.824313      6.453618    985.732108
                           B3      1,002,341.32     8.000000% 060506NR9     0.824313      6.453618    985.732108
                           B4        556,417.82     8.000000% 060506NS7     0.824313      6.453618    985.732108
                           B5        445,923.50     8.000000% 060506NT5     0.824313      6.453618    985.732108
                           B6        445,587.14     8.000000% 060506NU2     0.824313      6.453618    985.732108
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -      62,977,927.76       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2000-4
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------
                                           Total
                                           -----
Prin balance        58,126,979.41    58,126,979.41
Loan count                    170              170
Avg loan rate           8.464978%             8.46
Prepay amount        4,798,331.81     4,798,331.81

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------
                                           Total
                                           -----
Master serv fees         6,720.69         6,720.69
Sub servicer fees            0.00             0.00
Trustee fees               236.17           236.17


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy             100,000.00       100,000.00
Fraud                2,255,935.27     2,255,935.27
Special Hazard       1,263,762.00     1,263,762.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           85.869781%           100.000000%             54,072,619.32
   -----------------------------------------------------------------------------
   Junior           14.130219%             0.000000%              8,897,867.65
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           7                 2,218,564.22
60 to 89 days                           0                         0.00
90 or more                              2                   998,963.69
Foreclosure                             3                   926,697.10

Totals:                                12                 4,144,225.01
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            5,259,499.48          5,259,499.48
Principal remittance amount            4,889,866.62          4,889,866.62
Interest remittance amount               369,632.85            369,632.85